Exhibit 99.3

LXP

LEXINGTON

CORPORATE PROPERTIES TRUST

Corporate America's Real Estate Partner

NEWKIRK

WACHOVIA SECURITIES

BEAR STEARNS

Lexington Corporate Properties Trust and
Newkirk Realty Trust
Announce Merger Agreement

24 July 2006

Safe Harbor

This presentation, together with other statements and information publicly disseminated by
Lexington and Newkirk, contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  All statements other than statements of historical facts included in this presentation are forward-looking statements.
All forward-looking statements contained herein speak only as of the date of this presentation.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of Lexington, Newkirk and their affiliates or industry results or the benefits of the proposed merger to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements.  Such risks, uncertainties and other factors relate to, among others, difficulties encountered in integrating the companies, approval of the transaction by the shareholders of the companies, the satisfaction of closing conditions to the transaction, inability to realize or delays in realizing the expected synergies, unanticipated operating costs and the effects of general and local economic and real estate conditions.  Additional information or factors which could impact the companies and the forward-looking statements contained herein are included in each company's filings with the Securities and Exchange Commission.  The companies assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Transaction Overview ………………………….…………………………………………

Strategic Rationale ………………………………………………………………………

Closing Timeline …………………………………………………………………………

Table of Contents

4

10

19

Transaction Overview

Transaction Overview

Newkirk Realty Trust, Inc. (“Newkirk”) will merge with and into Lexington Corporate Properties
Trust (“Lexington”) at a fixed exchange ratio of 0.80 Lexington common shares for each share of
Newkirk common stock.  Newkirk operating partnership units will undergo a reverse split on the basis of the 0.80 exchange ratio and will be redeemable (on a one-to-one basis post-reverse split) into
Lexington shares.  Prior to the closing of the transaction, Lexington anticipates making a one-time
cash distribution of $0.17 per share to Lexington shareholders and unitholders.   Lexington will be
renamed Lexington Realty Trust to reflect the broadened range of single tenant business lines it will pursue and will continue to trade under the NYSE symbol LXP.

Creates one of the largest publicly traded, pure play single tenant focused real estate companies in the United States.

Enterprise value of approximately $4.6 billion (1).

Net debt to enterprise value is expected to decrease from approximately 50% to 45% (1).

Net cash is estimated to increase from approximately $60 million to more than $200 million (2).

The transaction is expected to close in the fourth quarter of 2006.

(1)

Based on Lexington’s closing share price on 7/21/06 of $20.97 per share and reported results as of 3/31/06.

(2)

Based on reported results as of 3/31/06.

Transaction Overview

Following the transaction, Lexington Realty Trust will own and manage an attractive diversified portfolio of single tenant office, industrial, retail and commercial properties.  The portfolio will:

Exceed 350 general use properties.

Have interests in approximately 57 million square feet.

Have total revenue primarily generated from office (66.2%), followed by industrial (21.7%) and retail (8.4%) (1) properties.

Have locations in 44 states in the United States with increased concentration in East and West coast markets.

Have current business lines including Lexington Strategic Asset Corp (“LSAC”), Newkirk’s established single tenant focused debt investment platform and Lexington’s institutional joint venture programs.

Be internally advised.  Newkirk’s external advisory agreement will be terminated.

(1)

Percentages based on proportional contribution to annualized base rent revenues.

Transaction Overview

The merger will:

Increase critical mass, diversification and market penetration.

Improve tenant credit quality and diversity, with investment grade tenants increasing from 40% to
56% of the combined portfolio, based on annualized base rent.

Enhance geographic and asset diversity while strengthening Lexington’s East and West coast concentrations.

Create a company with expanded investment opportunities, including LSAC, an attractive debt investment platform, institutional joint venture relationships and other single tenant related lines of business.

Combine two highly experienced management teams with complementary skill sets that include expertise in traditional single tenant focused investing and large-scale strategic/opportunistic portfolio transactions with single tenant properties.

Transaction Overview

Financial impact of the transaction.

Transaction improves Lexington’s balance sheet strength, cash position and net debt to enterprise value.

FFO will be negatively impacted by FAS 141 and FAS 13 purchase accounting rules which require
Lexington to mark-to-market each of Newkirk’s leases.

Above market leases - A $150 million asset account; average amortization period of 3 years (1).

Below market leases - A $150 million liability account; average amortization period of 26 years (1).

End result:  Timing difference results in a negative non-cash adjustment to the income statement.

Adjustments are accounting in nature and do not impact the fundamental operations of the combined entity or net cash flow.  Impact material in 2007 and 2008; decreases thereafter.

FFO per share is expected to range from $1.75 to $1.85 in 2007 after non-cash purchase accounting adjustments.

Transaction immediately accretive to AFFO.

AFFO per share is expected to range from $2.10 to $2.20 in 2007.

(1)

Based on preliminary estimates; value supplied to provide guidance.

Form of Transaction

Newkirk will merge with and into Lexington at a fixed exchange ratio of 0.80 Lexington common shares for each Newkirk common share and partnership unit. Additionally, prior to the closing of the transaction, Lexington anticipates making a one-time cash distribution of $0.17 per share to Lexington shareholders and unitholders.  The transaction terminates Newkirk’s external management arrangement.  There will be no trading price collar.

Combined Company
Management

Board of Trustees

Lexington will increase its Board of Trustees to 11 Trustees, including six independent
Trustees. Lexington will nominate eight Trustees.  Newkirk will nominate three Trustees:
Michael L. Ashner, Richard Frary and Clifford Broser.

New Name

Lexington Realty Trust (NYSE: LXP).

Dividend Policy

Lexington expects to increase its annualized dividend to $1.50 per share upon consummation of the merger.

Transaction Overview

Executive Vice President of Strategic Transactions

Lara S. Johnson

Executive Vice President of Portfolio Management

John B. Vander Zwaag

Executive Vice President and Chief Financial Officer

Patrick Carroll

Chief Executive Officer, President and Chief Operating Officer

T. Wilson Eglin

C0-Vice Chairman and Chief Investment Officer

Richard J. Rouse

C0-Vice Chairman

E.Robert Roskind

Executive Chairman

Michael L.Ashner

Strategic Rationale

Strategic Rationale

Increases Critical Mass, Diversification and Market Penetration

Enhances Geographic and Asset Diversity With East and West Coast
Concentrations

Improves Tenant Credit Quality with Majority Investment Grade
Tenants

Expands Investment Opportunities

Combines Complementary Skill Sets

Strengthens Balance Sheet and Financial Metrics

($ in billions)

Enterprise Value (1)
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$4.7
$4.6
$2.9
$2.9
$2.8
$2.6
$2.0
$2.0
$1.7
$0.7
$0.4
$0.3
American Financial Realty Trust
Lexington Realty Trust
Lexington Corporate Properties Trust
Realty Income Corporation
Trustreet Properties, Inc.
Spirit Finance Corporation
National Retail Properties, Inc.
Entertainment Properties Trust
Newkirk Realty Trust
Getty Realty Corp.
Government Properties Trust Inc.
CentraCore Properties Trust

Strategic Rationale

The Merger Creates One of the Largest Publicly Traded, Pure Play Net Lease Companies
in the United States With Significant Scale, Critical Mass and Market Penetration

(1)

Calculated by multiplying 7/21/06 share price by shares and units outstanding on 3/31/06 and adding debt (net of cash) and the liquidation preference of preferred stock as of 3/31/06.  Spirit Finance Corporation is adjusted for its 6/2/06 acquisition of ShopKo and its 6/22/06 common stock offering.

Lexington Corporate Properties Trust
Annualized Base Rent by Credit Rating [1]

Unrated, 38.7%
Investment Grade, 40.3%
Sub-Investment Grade, 21.0%

Lexington Realty Trust
Annualized Base Rent by Credit Rating [1]

Unrated 26.7%
Sub-Investment Grade 17.2%
Investment Grade 56.0%

The Combined Company’s High Quality Assets Will Be Majority Occupied By
Investment Grade Tenants

(1)

“Investment Grade” indicates a rating by S&P of BBB- or better or a rating by Moody’s of Baa3 or better, but not necessarily both.

Note: Excludes two properties held in discontinued operations.  Lexington Corporate Properties Trust data per 1Q 2006 financial supplement.

Strategic Rationale

Investment
Grade Tenants
Increase to

56%

Annualized Base Rent by State

Annualized Base Rent
> $20 mm
$10 mm - $20 mm
$5 mm - $10 mm
< $5 mm

Geographic Diversity Concentrates Earnings in Core Growth Markets and Reduces
Exposure to Regional Downturns

Strategic Rationale

Note: Excludes two properties held in discontinued operations.

Lexington Corporate Properties Trust
Annualized Base Rent by Property Type

Retail
3.9%
Other
0.1%
Industrial
31.1%
Office
64.9%

Lexington Realty Trust
Annualized Base Rent by Property Type

Retail
8.4%
Other
3.7%
Industrial
21.7%
Office
66.2%

Lexington Corporate Properties Trust
Annualized Base Rent by State [1]

Other
38.8%
TX
17.8%
SC
7.4%
PA
7.1%
OH
7.0%
CA
5.8%
MI
5.6%
FL
4.7%
TN
2.9%
NJ
2.7%
MD
0.1%

Lexington Realty Trust
Annualized Base Rent by State

Other
47.6%
TX
15.8%
CA
11.9%
NJ
7.9%
MD
6.1%
TN
5.9%
OH
4.8%

With More Than 350 Properties Spread Across the United States, the Combined Company
Will Have A Significantly Diversified Earnings Base

(1)

The specific states listed are not necessarily the largest in the portfolio.

Note: Excludes two properties held in discontinued operations.

Strategic Rationale

Increases
Presence in High
Growth Rental
Markets

Maintains Asset
Diversity

Strengthens Balance Sheet and Financial Metrics

Strategic Rationale

Net cash is expected to increase from approximately $60 million to more than $200 million(1).

Strong Cash
Position

Net debt-to-enterprise value is expected to decrease from approximately
50% to 45% (2).

Conservative
Leverage

Lexington’s common annualized dividend is expected to increase to $1.50 per share.

FFO and AFFO payout ratios are expected to be approximately 83% and
70%, respectively, based on the 2007 guidance midpoints.

Moderate
Payout Ratio

(1)

Based on reported results as of 3/31/06.

(2)

Based on Lexington’s closing share price on 7/21/06 of $20.97 per share and reported results as of 3/31/06.

Lexington
Strategic Asset
Corp.

Focuses on single tenant structures in non-traditional real estate sectors and property types.

IPO targeted; filed initial registration statement on Form S-11.

LSAC currently owns interests in 10 properties and has one property under contract for a total capitalized cost of approximately $112 million.

Lexington earns management and performance incentive fees from LSAC and intends to maintain an ownership interest in LSAC.

Broadens Range of Investment Opportunities Enhancing Growth and Business Line
Diversity

Investment in and management of established institutional joint ventures, LSAC, single asset joint ventures and tenant-in-common ventures.

Institutional Co-
Investment
Programs

Recently formed to originate and acquire loans secured by real estate assets (50%
/ 50% initiative with Winthrop Realty Trust).

Venture has acquired or originated $150 million of debt investments since
January 1, 2006 and has additional debt investments of $100 million under contract or hard circled.

Permanent financing via the CDO market permits capital recycling to enhance equity returns.

111 Debt
Holdings, LLC

Strategic Rationale

Established Net Lease Acquisition and Disposition Track Record

Successful Opportunistic Investment History

Extensive Single and Multi-Tenant Leasing and Re-Leasing Skills

Better Company for Exploiting Additional Revenue Opportunities

Established Institutional Joint Venture Relationships

Established Net Lease Debt Platform

Strong Asset Management Capabilities

Extensive and Complementary Industry Relationships and Sourcing Networks

The Combination of Two Highly Experienced and Complementary Management
Teams Positions the Combined Company to Exploit a Broad Range of Growth
Opportunities and to Achieve Longer Term Earnings Stability

Strategic Rationale

Closing Timeline

Closing Timeline

Announce Transaction ……………………………………………………………

File SEC Disclosure and Proxy Materials ………………………………

Receive SEC Comments …………………………………………………

Clear SEC Review …………………………………………………………

Deliver Proxy to Shareholders ……………………………………………

Close Merger …………………………………………………….………

July 2006

Mid August 2006

Late August 2006

September 2006

September 2006

November 2006

Additional Information about the Merger and where to find it.

In connection with the proposed merger of Lexington Corporate Properties Trust and Newkirk Realty Trust, Inc., Lexington and Newkirk intend to file relevant materials with the Securities Exchange Commission (“SEC”), including a registration statement on Form S-4 that will contain a prospectus and a joint proxy statement.  INVESTORS AND SECURITY HOLDERS OF LEXINGTON AND NEWKIRK ARE URGED TO
READ THE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION
ABOUT LEXINGTON, NEWKIRK AND THE MERGER.  THESE DOCUMENTS AS WELL AS ANY OTHER RELEVANT MATERIALS
SHOULD BE READ BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE MERGER.

The proxy statement, prospectus and other relevant materials (when they become available), and any other documents filed by Lexington and
Newkirk with the SEC, many be obtained free of charge at the SEC’s website at www.sec.gov.  Alternatively, investors and security holders may obtain free copies of the documents filed with the SEC by Lexington by sending a written request to the attention of the Investor Relations
Department at Lexington Corporate Properties Trust, One Penn Plaza, Suite 4015, New York, NY 10119, and free copies of the documents filed with the SEC by Newkirk by sending a written request to the attention of the Investor Relations Department at Newkirk Realty Trust, Inc., PO Box
9507, 7 Bulfinch Place, Boston, MA 02114-9507.

Lexington, Newkirk and their respective executive officers, trustees and directors may be deemed to be participants in the solicitation of proxies from the security holders of Lexington and Newkirk in connection with the merger.  Information about those executive officers and directors of
Newkirk and their respective ownership of Newkirk common shares and limited partnership units in The Newkirk Master Limited Partnership is set forth in the proxy statement for Newkirk’s 2005 Annual Meeting of Shareholders, which was filed with the SEC on April 11, 2006.  Information about those executive officers and directors of Lexington and their respective ownership of Lexington common shares and limited partnership units in Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P. and Net 3 Acquisition L.P. is set forth in the proxy statement for
Lexington’s 2005 Annual Meeting of Shareholders, which was filed with the SEC on April 4, 2006.  Investors and security holders may obtain additional information regarding the direct and indirect interests in Newkirk, Lexington and their respective executive officers, trustees and directors in the merger by reading the proxy statement and prospectus regarding the merger when they become available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation of an offer or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.